THIS  LEASE  made the 30th day of  September  1997,  between  ADD-ON
PROPERTIES, LLC with offices at 3255 Lawson Boulevard, Oceanside, New York 11572, hereinafter referred to as LANDLORD, and AMERICAN MEDICAL ALERT CORP. with offices at 3265 Lawson Boulevard, Oceanside, New York 11572, hereinafter jointly, severally and collectively referred to as TENANT.

            WITNESSETH, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord in the building known as 3255 Lawson Boulevard, Oceanside, New York 11572 to be used and occupied by the Tenant for offices, storage, monitoring services, assembly and any other services and functions performed by the Tenant American Medical Alert Corp. and for no other purpose, for a term to commence on October 1, 1997, and to end on September 30, 2007, unless sooner terminated as hereinafter provided, at the ANNUAL RENT of $36,000.00 per annum for the first 12 months and thereafter pursuant to Rider annexed hereto all payable in equal monthly instalments in advance on the first day of each and every calendar month during said term, except the first instalment, which shall be paid upon the execution hereof.

            THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                              FIRST.-That  the Tenant will pay the rent as above
                        provided.

REPAIRS                       SECOND.-That, throughout said term the tenant will
                        take good care of the  demised  premises,  fixtures  and
                        appurtenances,   and  all  alterations,   additions  and
                        improvements  to either;  make all  repairs in and about
                        the same  necessary  to preserve  them in good order and
                        condition, which repairs shall be, in quality and class,
                        equal to the original work;  promptly pay the expense of
                        such  repairs;  suffer no waste or injury;  give  prompt
                        notice  to the  Landlord  of any fire  that  may  occur;
ORDINANCES AND          execute  and  comply  with  all  laws,  rules,   orders,
VIOLATIONS              ordinances  and  regulations  at any time  issued  or in
                        force (except those requiring  structural  alterations),
                        applicable  to the demised  premises or to the  Tenant's
                        occupation  thereof,  of the  Federal,  State  and Local
                        Governments,  and of each and every  department,  bureau
                        and official thereof,  and of the New York Board of Fire
                        Underwriters;  permit at all times during usual business
                        hours, the Landlord and  representatives of the Landlord
                        to  enter  the  demised  premises  for  the  purpose  of
ENTRY                   inspection,  and to exhibit them for purposes of sale or
                        rental;  suffer the  Landlord to erect,  use,  maintain,
                        repair and  replace  pipes and  conduits  in the demised
                        premises  and to the  floors  above and  below;  forever
                        indemnify and save harmless the Landlord for and against
                        any and all liability,  penalties, damages, expenses and
                        judgments arising from injury during said term to person
                        or property of any nature,  occasioned wholly or in part
                        by any act or acts,  omissions of the Tenant,  or of the
INDEMNIFY               employees,  guests,  agents,  assigns or undertenants of
LANDLORD                the Tenant and also for any matter or thing  growing out
                        of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and improvements in good order and condition.


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MOVING INJURY                 THIRD.-That  the  Tenant  will  not  disfigure  or
SURRENDER               deface any part of the  building,  or suffer the same to
                        be done, except so far as may be necessary to affix such
                        trade  fixtures  as  are  herein  consented  to  by  the
                        Landlord;  the Tenant will not  obstruct,  or permit the
                        obstruction  of  the  street  or the  sidewalk  adjacent
                        thereto;  will not do anything, or suffer anything to be
                        done upon the demised  premises  which will increase the
NEGATIVE                rate of fire  insurance  upon the building or any of its
COVENANTS               contents,  or be  liable to cause  structural  injury to
                        said building; will not permit the accumulation of waste
                        or refuse  matter,  and will not,  without  the  written
                        consent of the  Landlord  first  obtained  in each case,
                        either sell,  assign,  mortgage or transfer  this lease,
OBSTRUCTION             underlet  the  demised  premises  or any  part  thereof,
SIGNS                   permit the same of any part  thereof to be  occupied  by
                        anybody   other  than  the   Tenant  and  the   Tenant's
                        employees, make any alterations in the demised premises,
                        use the  demised  premises  or any part  thereof for any
                        purpose  other than the one first above  stipulated,  or
                        for any purpose  deemed  extra  hazardous  on account of
                        fire risk,  nor in  violation  of any law or  ordinance.
AIR CONDITIONING        That  the  Tenant  will  not   obstruct  or  permit  the
                        obstruction of the light, halls, stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.


      IT IS MUTUALLY COVENANTED AND AGREED, THAT

FIRE CLAUSE                   FOURTH.-If the demised premises shall be partially
                        damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. But if such partial damage is due to the fault or negligent of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire, or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demise premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly

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                        waives  the  provisions  of  Section  227  of  the  Real
                        Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

EMINENT DOMAIN                FIFTH.-If  the  whole or any part of the  premises
                        hereby demise shall be taken or condemned by any competent authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.


LEASE NOT IN                  SIXTH.-If,  before the  commencement  of the term,
EFFECT                  the Tenant be adjudicated a bankrupt, or make a "general
                        assignment,"  or take the benefit of any insolvent  act,
                        or  if a  Receiver  or  Trustee  be  appointed  for  the
                        Tenant's property, or if this lease or the estate of the
                        Tenant  hereunder be  transferred  or pass to or devolve
                        upon any other person or  corporation,  or if the tenant
                        shall default in the performance of any agreement by the
                        Tenant contained in any other lease to the Tenant by the
                        Landlord  or by any  corporation  of which an officer of
DEFAULTS                the Landlord is a Director, this lease shall thereby, at
                        the option of the Landlord,  be  terminated  and in that
                        case,  neither the Tenant nor anybody claiming under the
                        Tenant  shall be entitled to go into  possession  of the
                        demised premises. If after the commencement of the term,
                        any of the events  mentioned  above in this  subdivision
                        shall  occur,   or  if  Tenant  shall  make  default  in
                        fulfilling  any of the  covenants  of this lease,  other
TEN DAY NOTICE          than  the   covenants   for  the   payment  of  rent  of
                        "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days'
                        (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

RE POSSESSION                 If the Tenant shall make default in the payment of
BY LANDLORD             the rent reserved hereunder,  or any item of "additional
                        rent"  herein  mentioned,  or any part of  either  or in
                        making any other payment herein  provided for, or if the
                        notice last above provided for shall have been given and
                        if the  condition  which  was the  basis of said  notice
                        shall exist at the  expiration of said ten days' period,
                        the Landlord may immediately, or at any time thereafter,
                        re-enter the demised premises and remove all persons and
                        all  or  any  property  therefrom,   either  by  summary
RE-LETTING              disposess  proceedings,  or by any  suitable  action  or
                        proceeding  at law,  or by force or  otherwise,  without
                        being  liable  to  indictment,  prosecution  or  damages
                        therefor,   and   re-possess  and  enjoy  said  premises
                        together   with   all   additions,    alterations    and
                        improvements. In any such case or in the event that this
                        lease be  "terminated"  before the  commencement  of the
                        term, as above  provided,  the Landlord ma either re-let
                        the demised  premises  or any part or parts  thereof for
WAIVER BY TENANT        the  Landlord's  own account,  or may, at the Landlord's
                        option, re-let the demised premises or any part or parts thereof as the agent of the


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


                        Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE                  In the event or a breach of  threatened  breach by
CUMULATIVE              the Tenant of any of the covenants or provisions hereof,
                        the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for.


LANDLORD MAY                  SEVENTH.-If  the Tenant  shall make default in the
PERFORM                 performance  of  any  covenant  herein  contained,   the
                        Landlord  may  immediately,  or at any time  thereafter,
                        without notice,  preform the same for the account of the
                        Tenant.  If a notice of mechanic's lien be filed against
                        the demised  premises  or against  premises of which the
                        demised premises are part, for, or purporting to be for,
                        labor or material alleged to have been furnished,  or to
                        be  furnished  to or  for  the  Tenant  at  the  demised
                        premises,  and if the  Tenant  shall  fail to take  such
                        action as shall cause such lien to be discharged  within
                        fifteen  days  after  the  filing  of such  notice,  the
                        Landlord  may pay the  amount of such lien or  discharge
                        the same by deposit or by  bonding  proceedings,  and in
                        the event of such  deposit or bonding  proceedings,  the
                        Landlord   may  require  the  lienor  to   prosecute  an
                        appropriate  action to enforce the  lienor's  claim.  In
                        such case,  the Landlord may pay any judgment  recovered
                        on such claim.  Any amount  paid or expense  incurred by
ADDITIONAL RENT         the  Landlord  as in  this  subdivision  of  this  lease
                        provided, and any amount as to which the Tenant shall at
                        any time be in  default  for or in respect to the use of
                        water,   electric   current  or  sprinkler   supervisory
                        service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of a succeeding month. The receipt by the Landlord of any instalment of the regular


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



                        stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

AS TO WAIVERS                 EIGHTH.-The  failure of the Landlord to insist, in
                        any one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the landlord or any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

COLLECTION OF                 NINTH.-If this lease  assigned,  or if the demised
RENT FROM OTHERS        premises or any part  thereof be underlet or occupied by
                        anybody  other than the Tenant the  Landlord may collect
                        rent from the assignee,  under-tenant  or occupant,  and
                        apply  the  net  amount  collected  to the  rent  herein
                        reserved,  and no such  collection  shall  be  deemed  a
                        waiver of the covenant  herein  against  assignment  and
                        underletting,   or  the   acceptance  of  the  assignee,
                        under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES                     TENTH.-This lease shall be subject and subordinate
                        at all times, to the lien of the mortgages now on the demised premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute ad deliver any such instrument or instruments for the Tenant.

IMPROVEMENTS                  ELEVENTH.-All  improvements  made by the Tenant to
                        or upon the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

NOTICES                       TWELFTH.-Any  notice  or  demand  which  under the
                        terms of this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY                  THIRTEENTH.-the  Landlord  shall not be liable for
                        any failure of water supply or electrical current, sprinkler damages, or failure of sprinkler service, nor for injury or damages to person or property caused by the elements or by


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                        other tenants or persons in said building,  or resulting
                        from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a government authority in construction of any public or quasi-public works, neither shall the Landlord be liable for any latent defect in the building.

NO ABATEMENT                  FOURTEENTH.-No  diminution  or abatement orf rent,
                        or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or other of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.                   FIFTEENTH.-The Landlord may prescribe and regulate
                        the placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator ad entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING                       SIXTEENTH.-In  the event that an excavation  shall
OF WALLS be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised premises for the purpose  of doing  such work as said  person or  persons
                        shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

VAULT SPACE                   SEVENTEENTH.-No  vaults  or space not  within  the
                        property line of the


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                        building  are  leased   hereunder.   Landlord  makes  no
                        representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any
                        liability;   Tenant   shall  not  be   entitled  to  any
                        compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

ENTRY                         EIGHTEENTH.-That  during seven months prior to the
                        expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and workmen may enter at any time, when authorized b the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however, expressly understood that the right and authority hereby reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appliances therein contained or therewith in any manner connected.

NO                            NINETEENTH    -   The   Landlord   has   made   no
REPRESENTATIONS         representations  or promises in respect to said building
                        or to the demise premises except those contained herein,
                        and   those,   if  any,   contained   in  some   written
                        communication  to the  Tenant,  signed by the  Landlord.
                        This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY'S FEES               TWENTIETH.-If  the Tenant  shall at any time be in
                        default hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements hereby incurred by the Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and as the Tenant shall be a tenant hereunder the amount of such expenses shall be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION                    TWENTY-FIRST.-Landlord  shall  not be  liable  for
                        failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

THE TENANT FURTHER COVENANTS:

IF A FIRST FLOOR              TWENTY-SECOND.-If the demised premises or any part
                        thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

INCREASED FIRE                TWENTY-THIRD.-If by reason of the conduct upon the
INSURANCE RATE          demised premises of a business not herein permitted,  or
                        if by reason of the improper or careless  conduct of any
                        business upon or use of the demised  premises,  the fire
                        insurance  rate  shall  at a  time  be  higher  than  it
                        otherwise  would be, then the Tenant will  reimburse the
                        Landlord, as additional rent hereunder, for that part of
                        all fire  insurance  premiums  hereafter paid out by the
                        Landlord  which shall have been  charged  because of the
                        conduct of such business not so permitted, or because of
                        the improper or careless conduct of any business upon or
                        use  of  the  demised  premises,   and  will  make  such
                        reimbursement  upon the first day of the month following
                        such outlay by the Landlord; but this covenant shall not
                        apply to a premium for any period beyond the  expiration
                        date of this lease, first above specified. In any action
                        or  proceeding  wherein  the  Landlord  and  Tenant  are
                        parties,  a  schedule  or  "make  up" of  rate  for  the
                        building on the demise premises, purporting to have been
                        issued by New York  Fire  Insurance  Exchange,  or other
                        body  making  fire  insurance   rates  for  the  demised
                        premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised premises.

WATER RENT                    TWENTY-FOURTH.-If   a  separate   water  meter  be
                        installed for the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the respective
SEWER charge according to floor area against all of the rentable floor area in the building (exclusive of the basement) which shall have been occupied during the period of the respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as additional rent the Tenant's proportionate part determined as aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC CURRENT              TWENTY-FIFTH.-That  the Tenant will  purchase from
                        the Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by sad company for a consumption similar to that of the Tenant.

SPRINKLER SYSTEM              TWENTY-SIXTH.-If   there   now  is  or   shall  be
                        installed in said building a "sprinkler system" the Tenant agrees to keep the appliance thereto in the demised premises in repair and good working condition, and if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the State or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications, alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term
                        $______________________ toward the contract price for sprinkler supervisory service.

SECURITY                      TWENTY-SEVENTH.-The    sum   of    Six    thousand
                        ($6,000.00) Dollars is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

NUISANCE                      TWENTY-EIGHTH.-This  lease is granted and accepted
                        on the especially understood and agreed condition that the Tenant will conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with, annoy, or disturb any other tenants, in the conduct of the several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and consequential damages.

BROKERS                       TWENTY-NINTH.-The   Landlord   hereby   recognizes
COMMISSIONS             ___________________  as the  broker who  negotiated  and
                        consummated  this  lease  with the  Tenant  herein,  and
                        agrees  that if, as and when the  Tenant  exercises  the
                        option, if any, contained herein to renew this lease, or
                        fails to exercise the option, if any,  contained therein
                        to cancel  this  lease,  the  Landlord  will pay to said
                        broker a further commission in accordance with the rules
                        and  commission  rates of the Real  Estate  Board in the
                        community. A sale, transfer, or other disposition of the
                        Landlord's  interest  in said lease shall not operate to
                        defeat  the  Landlord's   obligation  to  pay  the  said
                        commission to the said broker. The Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and consummated this lease with the Tenant.

WINDOW CLEANING               THIRTIETH.-The  Tenant  agrees  that it  will  not
                        require, permit, suffer, nor allow the cleaning of any window, or windows, in the demised premises from the outside (within the meaning of Section 22 of the Labor
                        Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New York labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or Superintendent, as a result of the Tenant's requiring, permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in violation of the requirements of the aforesaid laws, ordinances, regulations and/or rules.

VALIDITY                      THIRTY-FIRST.-The  validity or unenforceability of
                        any provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION &                   THIRTY-SECOND.-In order to avoid delay, this lease
DELIVERY OF LEASE       has  been  prepared  and  submitted  to the  Tenant  for
                        signature with the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF                   THIRTY-THIRD.-The   Tenant  will  keep  clean  and
PREMISES polished all metal, trim, marble and stonework which are a part of the exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS                   THIRTY-FOURTH.-The  Landlord  shall replace at the
                        expense of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR EMERGENCY                 THIRTY-FIFTH.-This  lease  and the  obligation  of
                        Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

THE LANDLORD COVENANTS

QUIET POSSESSION              FIRST.-That  if and so long as the Tenant pays the
                        rent and "additional rent" reserved hereby, and performs and observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR                      SECOND.-Subject  to the  provisions  of  Paragraph
                        "Fourteenth" above the Landlord will furnish the following respective services: (a) Elevator service, if the building shall contain an elevator or elevators, on all days except Sundays and holidays, from _____ A.M. to _____ P.M. and on Saturdays from _____ A.M. to _____
HEAT P.M.; (b) Heat, during the same hours on the same days in the cold season in each year.

See Rider annexed hereto and made a part hereof.

      And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

      IN WITNESS WHEREOF, the Landlord and Tenant have respectively signed and sealed these presents the day and year first above written.

                                    ADD-ON PROPERTIES, LLC


In presence of:                     /S/ HOWARD M. SIEGEL                 [L.S.]
                                    --------------------------------------------
                                    By: Howard M. Siegel               Landlord


                                    AMERICAN MEDICAL ALERT CORP.


                                    /S/ COREY M. ARONIN                  [L.S.]
                                    --------------------------------------------
                                    By: Corey M. Aronin                  Tenant

                                 RIDER TO LEASE

                                     BETWEEN

                       ADD-ON PROPERTIES, LLC, as Landlord

                                       and
                     AMERICAN MEDICAL ALERT CORP., as Tenant

                                    PREMISES:

                   3255 Lawson Boulevard, Oceanside, New York
                              =====================

1.AThe Tenant shall not permit or allow the placing of garbage or garbage receptacles, containers or otherwise, in front of the premises or in the rear thereof, and agrees that any garbage, debris or other matter or think which is required to be removed from the premises shall be picked up and removed at the Tenant's expense. Tenant will comply with all sanitation requirements of the Town of Hempstead regarding the removal of garbage rubbish.

1.BIt is expressly understood and agreed that any and all alterations, improvements, additions or changes which shall be made by the Tenant shall be done at the Tenant's own cost and expense and in full compliance with all laws and ordinances, whether federal, state, municipal, local or otherwise. It is further understood that the Tenant will not make any structural alterations, additions or Improvements without the written consent of the Landlord, which will not be unreasonably withheld or delayed.

1.CIt is agreed that the Tenant shall be responsible for the payment of all real estate taxes, including County, Town and School affecting the subject premises in the proportion of said premises that is occupied by the Tenant. It is agreed that as of the date of this Lease, the Tenant will occupy __________________ (_____%) percent of said total premises. The Landlord shall provide the Tenant with copies of tax bills received by the Landlord and the Tenant shall make payment of said taxes within 30 days after written demand by Landlord.

1.DNotwithstanding anything to the contrary hereinbefore set forth, it is understood and agreed that the Tenant, at its own cost and expense, shall make any and all repairs of any nature whatsoever to the premises with the exception that the Landlord shall make structural repairs, if necessary. However, if structural repairs are required by reason of the act or omission of the Tenant, then in such event the Tenant shall make said repairs at its own cost and expense. Tenant shall be obligated to replace, at its own cost and expense, any window or plate glass which shall be damaged or broken in the demised premises. Tenant shall be responsible for the maintenance and repair of the air conditioning units and system, heating unit, lighting fixtures and plumbing, and all other repairs unless structural and as set forth above.

1.EIt is understood and agreed that the Tenant has inspected the premises herein involved and that same are being on the part of the Landlord. At commencement of Lease, premises will be in a state of good repair.

1.FTenant shall, at its own cost and expense, furnish heat, water, gas, electric and all other utilities, and it is further understood and agreed that the Tenant shall pay the cost of any meters installed for the purpose of measuring consumption. In the event additional electric lines and/or equipment is required by the Tenant for its business purposes, the Tenant shall pay the cost of said installation.

1.GNotwithstanding  anything  hereinbefore  contained  to the  contrary,  Tenant agrees, at its own cost and expense, to comply with all of the rules and regulations of the Fire Insurance Rating Organization having jurisdiction, or any similar body and the insurance company insuring the premises. If, at any time or from time to time, as a result of or in connection with any failure by Tenant to comply with the foregoing, or any act or omission or commission by the Tenant, its employees, agents, contractors or licensees, or as a result of or in connection with the use to which the demised premises are put by Tenant, (notwithstanding that such use may be for the purpose hereinbefore permitted or that such use may have been consented to by Landlord), the fire insurance rates applicable to the demised premises, or the building in which same are located, or to any other premise in said building, shall be higher than which would be applicable for the present type of business, Tenant agrees that it will pay to the Landlord, on demand, as additional rent, such portion of the premiums for all fire insurance policies in force with respect to the aforesaid properties and the contents of any occupant thereof as shall be attributable to such higher rates. If Tenant installs any electrical equipment that overloads the lines in the demised premises or the building in which the demised premises are located, Tenant shall, at its own cost and expense, make whatever changes are necessary to comply with the requirements of the Board of Fire Insurance Underwriters or any similar body and any governmental authority having jurisdiction thereof. For the purposes of this paragraph, any finding or schedule of the Fire Insurance Rating Organization having jurisdiction thereof shall be deemed to be conclusive. Tenant shall not be required to make structural repairs or capital Improvements unless it relates to its operation of his business as a restaurant.

1.HThe Tenant, at its own cost and expense, shall provide and maintain throughout the term of this Lease a comprehensive general public liability and property damage insurance policy naming the Landlord as an insured thereunder, which said policy will be in standard form insuring against any and all liens, liability, damage or claim to persons and/or property and death or injury to any persons by reason of negligence or otherwise, arising or occurring in any manner out of the manner of use on or with respect to the premises or any appurtenances thereto in an amount not less than $500,000.00 in respect to injury to any one person; $1,000,000.00 in respect to any one occurrence; and $50,000.00 for property damage. Such policy or certificate of insurance shall be deposited with Landlord with proof of payment of premiums or financing arrangements. Such insurance policy shall contain the standard waiver of subrogation provisions, waiving any rights of the insured as against the Landlord and any and all negligence of Landlord and such insurance shall further provide that it may not be canceled except upon ten (10) days prior written notice to the Landlord.

1.ITenant shall remove snow and/or ice or premises and sidewalks when same exist and shall not in any way obstruct or encumber the sidewalk or rear of the premises. Tenant shall also maintain the sidewalk and premises free and clear of any debris or obstructions. Tenant shall also provide at its own cost and expense professional exterminating service on a regular basis not less than monthly.

1.JTenant, at its own cost and expense, agrees and covenants to comply with all laws, regulations, notices, ordinances and violations of the Labor Department, and any other governmental agency having jurisdiction over the demised premises. Any failure on the part of the Tenant's part to comply with the aforesaid shall be deemed a breach of a material covenant of this Lease. Tenant shall not be compelled to make structural repairs unless relating to its operation as a restaurant.

1.KNotwithstanding anything to the contrary herein set forth, the Tenant shall not be permitted to assign this Lease or sublet all or a part of the demised premises without the written consent of the Landlord, which will not unreasonably be withheld. In the event the Landlord consents to an assignment or sublease, it is understood that the proposed assignee or sub-lessee shall be a reputable party of reasonable financial worth and credit reputation; that the proposed assignee or sub-lessee shall enter into an assumption agreement whereby he will assume the terms and provisions of the Lease herein on forms satisfactory to the Landlord; and the Tenant herein shall remain liable pursuant to all terms and provisions of this Lease until the termination thereof, including payment of all rent and additional rent due and to become due dnd for the performance of all covenants, conditions, agreement and terms contained in this Lease.

1.LThe Tenant shall not permit or allow any Mechanic's Lien or other lien, charge, or order that may be filed against the premises being demised pursuant to this Lease, and in the event any such lien is filed or recorded as a result of the actions of the Tenant, its agents, servants, employees or independent contractors retained by the Tenant, then in such event the Tenant shall, at its own cost and expense, cause said liens to be discharged of record within thirty
(30) days after notice to Tenant of the filing thereof, and the Tenant herein shall indemnify and save the Landlord harmless against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable counsel fees, resulting therefrom.

1.MAll notices to be given pursuant to this Lease shall be in writing, deposited in the United States mail, certified or registered, with postage prepaid and addressed to the Tenant at premises 3265 Lawson Boulevard, Oceanside, New York 11572 and to the Landlord at 3255 Lawson Boulevard, Oceanside, New York 11572, and also to Landlord's attorney, Korn & Spirn, Esqs., at 50 Clinton Street, Hempstead, New York 11550.

1.NFrom and after the date hereof, the Tenant shall be responsible for curing any violations, of any governmental municipality that may arise as a result of the operation of the Tenant's business, and shall also be responsible to obtain any permits, licenses, zoning variances or certificates that may be required as a result of the conduct of Tenant's business at the subject premises. It is specifically understood and agreed that the Landlord shall not be obligated to incur any expense in obtaining the aforesaid.

1.ONotwithstanding the provisions of Paragraph "5th" of the within Lease, in the event that damage by fire or other elements is so extensive as to amount practically to a total destruction of the building, the Landlord may elect to rebuild, and this Lease shall remain in full force and effect, provided such rebuilding shall be substantially completed and the building shall be tenantable within 120 days from the date of such destruction, and provided further that the rent, and any additional rent shall be abated during such period pending such rebuilding and completion. Such period to rebuild shall be extended for such time during which construction is delayed because of adjustment of Tenant's or Landlord's insurance or to any other delay attributable to the Tenant, but not beyond 180 days from such destruction. Notice of intention to rebuild shall be given by Landlord by registered mail, return receipt requested, within thirty (30) days following the date of such damage. In the event that Landlord elects to rebuild pursuant hereto, it shall reconstruct building in substantially the same manner and to the same state of completion that said building was at the time of the commencement of this Lease and only including items furnished or installed by the Landlord pursuant to this Lease or existing in the building as of the date of commencement of this Lease.

1.PUpon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to the Landlord the demised premises broom-clean, in good order and condition, reasonable wear and tear expected, and Tenant shall remove all of its property from the premises. Tenant's obligation to observe and perform his covenant shall survive the expiration or other termination of the term of this Lease.

1.QIt is hereby expressly understood and agreed by and between the parties hereto, that the Tenant shall not be entitled to any abatement of rent or rental value or diminution of rent in any action or summary proceeding between the parties hereto for the non-payment of rent or in any other actions or proceedings by reason of any breach by the Landlord or any covenants contained in this Lease on its part to be performed; and any such action or summary proceedings or in any other action or proceedings for the breach by Tenant of any covenant contained in this Lease, the Tenant shall not have the right to set-off by way of damages, recoupment or counterclaim for any damages which the Tenant may have sustained by reason of the Landlord's failure to perform any of the terms, covenants and conditions contained in this Lease on its part to be performed, or for any other cause, but the said Tenant shall be relegated to an independent action for damages and such independent action shall not at any time be tried jointly or consolidated with any action or proceedings instituted by the Landlord.

1.RShould the demised premises become infested with vermin or rodents to the annoyance of other occupants of the building or adjoining buildings, or otherwise, as a result of Tenant's use of the premises, the same shall be cured by the Tenant ten (10) days after notice and demand. Upon the failure or omission of the Tenant to remedy such condition, the Landlord may do so and charge the cost thereof to the Tenant as additional rent.

1.SThe Tenant and Landlord agree at any time and from time to time upon not less than ten (10) days prior written notice by the other to execute, acknowledge and deliver to the other a statement in writing certifying (a) that this Lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and stating the modifications; (b) whether or not there are then existing any effects or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of the other to be perform (and, if so, specifying the same); and (c) the dates to which the basic rent and other charges have been paid in advance, this paragraph may be relied upon by any prospective purchaser or mortgagee of the fee of the demised premises or any assignee of any such mortgage.


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



1.TThe Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever, unless said damage or injury be caused by or be due to the negligence of the Landlord.

1.UIn the event of default by the Tenant under any of the terms of this Lease, if the Landlord shall engage counsel for the purpose of effectuating at dispossess or enforcing compliance by the Tenant with any of the Tenant's obligations under the terms of this Lease, the Landlord shall be entitled to recover and the Tenant shall pay as additional rent a sum equal to the reasonable attorney's fees incurred by the Landlord, provided Landlord prevails in enforcing compliance by the Tenant.

1.VIn the event any payment of rent or extra rent is not paid on or before the 10th day of the month when due, Tenant shall pay as an additional charge, a sum equal to two (2%) percent of the amount which became due on the first day of that month. This is in no way to constitute authorization to a Tenant to remit payments otherwise than when due, but shall be applicable only in the event that the Landlord shall accept late payment.

1.WCommencing on October 1, 1998, the annual rental shall be increased by an amount equal to five (5%) percent of the prior year's annual rent. Thereafter on October 1st of each succeeding year, the annual rental shall be increased by an amount equal to five (5%) percent above the prior year's rental.
All rents shall be paid in monthly installments.

Dated:  September 30, 1997

                                         ADD-ON PROPERTIES, LLC, Landlord


                                         By:   /S/ HOWARD M. SIEGEL
                                              HOWARD M. SIEGEL, President


                                         AMERICAN MEDICAL ALERT CORP., Tenant


                                         By: _______________________________


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